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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): August 15, 2004

                     Lehman ABS Corporation, on behalf of:

         CORPORATE BACKED TRUST CERTIFICATES, GOLDMAN SACHS CAPITAL I
                     SECURITIES-BACKED SERIES 2004-4 TRUST
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            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                     001-32021              13-3447441
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(State or Other Jurisdiction         (Commission File       (I.R.S. Employer
     of Incorporation)                   Number)           Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                               10019
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))



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The Corporate Backed Trust Certificates, Goldman Sachs Capital I
Securities-Backed Series 2004-4 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of February 25, 2004.

Item 8.01. OTHER EVENTS

On August 15, 2004, a distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

The Goldman Sachs Group, Inc., the issuer of the junior subordinated debentures, the sole assets held by the Underlying Securities Issuer, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). For information on the issuer of the junior subordinated debentures please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under the junior subordinated debenture issuer's Exchange Act file number, 001-14965. Periodic and current reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the junior subordinated debentures may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the Underlying Securities Issuer, the issuer of the junior subordinated debentures, or the underlying securities themselves, have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibit is filed as part of this report:

     1 Trustee's Distribution Statement to the Goldman Sachs Capital I Securities-Backed Series 2004-4 Certificate Holders for the period ending August 15, 2004.









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                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  August 15, 2004


                                            Lehman ABS Corporation


                                            By: /s/   Paul Mitrokostas
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                                            Name:     Paul Mitrokostas
                                            Title:    Senior Vice President







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                                 EXHIBIT INDEX


Exhibit Number     Description
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       1           Trustee's Distribution Statement to the Goldman Sachs
                   Capital I Securities-Backed Series 2004-4 Certificate
                   Holders for the period ending August 15, 2004








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